Proprietary and Confidential. © 2013 Anixter Inc. INVESTOR DAY 2013 Enterprise Cabling & Security Solutions Electrical and Electronic Wire & Cable OEM Supply EXHIBIT 99.1

Proprietary and Confidential. © 2013 Anixter Inc. Agenda 2 8:00 - 8:30 a.m. Registration and Continental Breakfast 8:30 - 8:35 a.m. Introduction and Safe Harbor Lisa Meers, VP of IR 8:35 - 9:05 a.m. Strategic Overview Bob Eck, President and CEO 9:05 - 9:35 a.m. Enterprise Cabling and Security Solutions Bill Galvin, EVP of ECS 9:35 - 9:55 a.m. Q&A Bob Eck, Ted Dosch and Bill Galvin 9:55 - 10:15 a.m. Break 10:15 - 10:45 a.m. Electrical and Electronic Wire & Cable Giulio Berardesca, EVP of W&C 10:45 - 11:15 a.m. OEM Supply Ian Clarke, EVP of OEM Supply 11:15 - 11:45 a.m. Financial Overview Ted Dosch, EVP and CFO 11:45 - 12:10 p.m. Q&A Bob Eck, Ted Dosch, Giulio Berardesca and Ian Clarke 12:10 - 12:15 p.m. Concluding Comments Bob Eck 12:15– 1:30 p.m. Lunch

Proprietary and Confidential. © 2013 Anixter Inc. Anixter Attendees 3 • Company Presenters  Bob Eck – President and Chief Executive Officer  Ted Dosch – Executive Vice President Finance and Chief Financial Officer  Bill Galvin – Executive Vice President Enterprise Cabling & Security Solutions  Giulio Berardesca – Executive Vice President Electrical and Electronic Wire & Cable  Ian Clarke – Executive Vice President OEM Supply • Attendees  Marc Abbagnaro – OEM Supply  Giulio Berardesca – Wire & Cable  Tom Bubulka – Marcom  Kevin Burns – Finance  Justin Choi – Legal  Ian Clarke – OEM Supply  Ted Dosch – Finance  Bob Eck – CEO  Bill Galvin – ECS  Bob Graham – Wire & Cable  Steve Leatherwood – ECS  Vicki Lenz – Marcom  Dawn Marks – Marcom  Lisa Meers – IR  Harmony Merwitz – OEM Supply  Randy Mortensen – ECS

Anixter Resource Center (anixter.com/investorday)

Enterprise Cabling & Security Solutions
- About Enterprise Cabling
- About Security
- About In-Building Wireless Solutions
- Infrastructure Solutions Lab℠
- Supply Chain Solutions
- READY!℠ To Go

ipAssured℠
- Network Video Migration
- Data Centers
- Security Infrastructure

Solutions Diagrams
- Access Control
- Security Overview
- Data Center
- In-Building Wireless
- Fiber Outside Plant
- Copper Outside Plant
- Industrial Communication and Control

Electrical and Electronic Wire & Cable
- About Electrical and Electronic Wire & Cable
- Industrial Communication and Control Solutions
- OEM Solutions
- Cable Management Solutions
- Global Capital Project Solutions
- Supply Chain Solutions
- READY!℠ Material Management Services

OEM Supply
- About OEM Supply
- Technical Services
- Expertise
- Quality Testing
- Manufacturing
- Direct Line Feed

General Anixter Information
- About Anixter
- Anixter.com

Investor Information
- 2012 Annual Report and 10-K
- Q2 2013 Earnings Release
- Q2 2013 10-Q
- Q2 2013 Investor Fact Sheet
- 2013 Investor Day Presentation

Case Studies
- Quality Control Keeps Manufacturer from Shutting Down
- Anixter and Hayward Industries Lean Manufacturing
- Anixter Helps Logistics Company Build a Green Data Center and Office Space
- Atlanta Police Foundation Sets New Standard in Open-Architecture Video Surveillance with Anixter's Technical Expertise
- Anixter Helps Drive Efficiencies to Wind Farm Deployments
- Anixter Helps Manufacturer Expand Market Presence with READY!℠ Material Management Services
- Visit anixter.com for more Anixter case studies

Proprietary and Confidential. © 2013 Anixter Inc.

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Proprietary and Confidential. © 2013 Anixter Inc. Safe Harbor Statement 5 The statements in this presentation other than historical facts are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995. These forward- looking statements are subject to a number of factors that could cause our actual results to differ materially from what is indicated here. These factors include but are not limited to general economic conditions, the level of customer demand particularly for capital projects in the markets we serve, changes in supplier sales strategies or financial viability, risks associated with the sale of nonconforming products and services, political, economic or currency risks related to foreign operations, inventory obsolescence, copper price fluctuations, customer viability, risks associated with accounts receivable, the impact of regulation and regulatory, investigative and legal proceedings, legal compliance risks and risks associated with integration of acquired companies. These uncertainties may cause our actual results to be materially different than those expressed in any forward-looking statements. We do not undertake to update any forward-looking statements. Please see our Securities and Exchange Commission (“SEC”) filings for more information. This presentation includes certain financial measures computed using non-Generally Accepted Accounting Principles (“non-GAAP”) components as defined by the SEC. Certain sales, profitability, earnings per share and other non-GAAP financial measures in this presentation exclude special items that have been identified in our earnings releases as we believe that by reporting such information, both management and investors are provided with meaningful supplemental information to understand and analyze our underlying trends and other aspects of our financial performance.

Proprietary and Confidential. © 2013 Anixter Inc. INVESTOR DAY 2013 Bob Eck President and Chief Executive Officer 6

Proprietary and Confidential. © 2013 Anixter Inc. 7 Anixter: A Compelling Value Proposition • Leading position in large, diverse and fragmented businesses • Differentiated by our global capabilities, customized supply chain solutions and technical expertise • Globally scalable business model creates value for stakeholders • Strategies and people in place to achieve our long-term growth goals • Financial strength and capital efficiency Anixter reduces cost and complexity in the supply chain, lowering our customers’ risk, creating value for our stakeholders

Proprietary and Confidential. © 2013 Anixter Inc. This is Anixter 8 Visit anixter.com/investorday 8

Proprietary and Confidential. © 2013 Anixter Inc. A Leading Position in Large, Diverse, and Fragmented Businesses 9 ECS Data Centers Communications Infrastructure Security W&C Industrial Projects and MRO Industrial Communication and Control OEM Wire and Cable OEM SUPPLY Heavy Truck Agricultural and Construction Medical Equipment ECS 51% W&C 34% OEM SUPPLY 15% Security Data Centers Communications Infrastructure Industrial Fasteners Industrial OEM IBW ICC 1H 13 Segment Sales Mix

Proprietary and Confidential. © 2013 Anixter Inc. Growth Driven by Long-Term Global Trends • Data/technology growth – Constant connectivity and big data • Security concerns – Personal safety and loss prevention • Energy production/natural resource extraction – Investment in oil, gas and power industries • Outsourcing of the supply chain – Ongoing specialization within corporations • Recovery in infrastructure spending – Power plants, electrical grid, roads, bridges and oil & gas 10

Proprietary and Confidential. © 2013 Anixter Inc. Common Characteristics Across All Segments • Small percentage of total customer spend, large volume of discrete “application critical” part numbers 11 5-10% of customer spending Anixter reduces the cost and complexity associated with high volumes of low-cost, mission-critical parts • Large number of manufacturers across bill of material • Products have a “technology” component • Cost of acquisition can exceed value of materials Large volume of part numbers

Proprietary and Confidential. © 2013 Anixter Inc. Blue-Chip Suppliers and Customers 12

Proprietary and Confidential. © 2013 Anixter Inc. 13 Three Primary Differentiators Enterprise Cabling & Security Solutions Electrical and Electronic Wire & Cable Technical Expertise Customized Supply Chain Solutions Global Capabilities with Local Presence OEM Supply

Proprietary and Confidential. © 2013 Anixter Inc. Our global distribution network is a sustainable competitive advantage and a platform for global growth Global Capabilities with Local Presence 14 North America EMEA Emerging Markets Anixter’s global distribution network includes approximately: • 2,900+ technical sales specialists • 50+ countries • 35+ currencies • 30+ languages • 100,000+ customers • 450,000+ products • $1 billion in inventory • 220 warehouses

Proprietary and Confidential. © 2013 Anixter Inc. Customized Supply Chain Solutions • Over 60 supply chain experts • Delivering solutions such as: – Pre-assembled data center cabinets and surveillance kits – JIT cable management – Direct-line-feed and custom-engineered fasteners • Delivering measurable results to our customers • Result is higher margins and increased customer loyalty to Anixter 15 Anixter Supply Chain Solutions help our customers achieve their goals

Proprietary and Confidential. © 2013 Anixter Inc. Technical Expertise • Infrastructure Solutions LabsSM – Communication, data center, security and Industrial Communication and Control (ICC) – Proof-of-concept testing – Education, demonstration, evaluation – Third-party testing • Fasteners Quality Labs – 12 quality labs – Product verification and quality assurance testing – Prototyping • Technical sales and engineering leadership – Technology Solutions Group (TSG) – Wire & Cable engineering expertise – Fasteners application expertise • Levels® Program 16 ICC Solutions Infrastructure Solutions Lab Fasteners Quality Labs

Proprietary and Confidential. © 2013 Anixter Inc. Differentiators 17 Visit anixter.com/investorday 17

Proprietary and Confidential. © 2013 Anixter Inc. Winning Through Differentiation 18 Italian Agriculture Equipment Manufacturer Latin America Video Surveillance Project GLOBAL SUPPLY CHAIN SOLUTIONS TECHNICAL EXPERTISE Cable Management Infrastructure Solutions Lab Middle East Solar Panel Project READY! SM Cabinet Deployment Engineering Expertise Direct Line Feed Fasteners Quality Labs

Proprietary and Confidential. © 2013 Anixter Inc. Globally Scalable Business Model • Customized solutions • Standard business and systems processes • Complex supply chain deployments • Our global capabilities are highly valued by our customers – Over 40% of top 100 customers do business with us in multiple geographies 19

Proprietary and Confidential. © 2013 Anixter Inc. Five Strategic Growth Engines 20 3-Year CAGR: 12% excluding CLARK 17% including CLARK $.67 $.75 $.99 $1.07 Emerging Markets GrowthSecurity Sales Growth 3-Year CAGR: 12% excluding Jorvex 15% including Jorvex 1) Security: 2012 sales over $1 billion 2) Emerging markets: 2012 sales over $750 million 3) E-commerce: over $400 million in sales in 1H 2013 4) Industrial Communication and Control: 2012 sales over $200 million 5) In-Building Wireless (IBW) $ b i l l i o n s $ b i l l i o n s

Proprietary and Confidential. © 2013 Anixter Inc. Anixter’s E-Commerce Platform 21 Customers supported across a broad range of E-commerce interfaces E-commerce represented 14% of 2012 total company revenue Over 20 years of hands- on implementing and managing E-commerce solutions for customers and suppliers

Proprietary and Confidential. © 2013 Anixter Inc. Digital Marketing Value Proposition • Extends our lead position with suppliers over traditional competitors • Creates more "stickiness" with customers • Brings new customers to Anixter • Drives greater revenue and higher margins 22 183% growth in Web site visits* 217% growth in number of Web pages viewed* 31% growth in average visit duration on anixter.com* 90% growth in RFQs from January to June 2013 compared to same period last year* *From October 2012 to June 2013, compared to same period last year on anixter.com

Proprietary and Confidential. © 2013 Anixter Inc. The Right Team in Place… 23 Name Position Bob Eck President and Chief Executive Officer Ted Dosch Executive Vice President Finance & Chief Financial Officer Bill Galvin Executive Vice President Enterprise Cabling & Security Solutions Giulio Berardesca Executive Vice President Electrical and Electronic Wire & Cable Ian Clarke Executive Vice President OEM Supply …To Execute with Excellence

Proprietary and Confidential. © 2013 Anixter Inc. INVESTOR DAY 2013 Bill Galvin Executive Vice President Enterprise Cabling & Security Solutions 24

Proprietary and Confidential. © 2013 Anixter Inc. Dedicated focus on both end-user and channel- partner customers Superior technical expertise Largest breadth of network infrastructure and security products 25 Unmatched global capabilities and go-to-market strategy Close partnerships with market-leading suppliers Supply chain solution experts Enterprise Cabling & Security Solutions Segment Overview

Proprietary and Confidential. © 2013 Anixter Inc. Enterprise Cabling & Security Solutions Review $1.4 $1.4 $1.6 $1.6 $1.6 $1.4 $1.5 $1.7 $1.6 $2.7 $2.9 $3.2 $3.2 $0.0 $1.0 $2.0 $3.0 $4.0 2009 2010 2011 2012 1H 13 1H 2H 26 • With operations in all 50+ countries where Anixter has a presence, 25% of sales are outside of North America • Secular drivers include security, mobility, big data, the cloud migration and the demand for constant connectivity • Segment margins have recovered since post-recession trough and improved in the 1H 2013 as the overall market strengthened 75% 10% 15% North America EMEA Emerging Markets ECS Sales* $ b i l l i o n s 1H 13 ECS Sales Mix *Amounts may not sum due to rounding

Proprietary and Confidential. © 2013 Anixter Inc. Our Products 27 Networks are built on our products… • At the Perimeter • Within The Enterprise • Across the City

Proprietary and Confidential. © 2013 Anixter Inc. Our Products 28 Networks are built on our products… • Security • Data Centers • Communications Infrastructure • In-Building Wireless

Proprietary and Confidential. © 2013 Anixter Inc. ECS Market: 3-Year Outlook* G r o w t h Revenue Communications InfrastructureData Centers IBW 29 Security IBW Data Centers Security *This chart is representative and directional only

ECS Customers

$3+ billion in sales in 2012

Channels

- Communications Contractors
- System Integrators
- Security Integrators
- Network Integrators
- Industrial Communications Integrators
- Commercial A/V Integrators
- Consultants
- Engineering Procurement and Construction

End Users

- Healthcare
- Retail
- Education
- Finance
- Transportation
- Government
- Manufacturing
- Service Providers

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Proprietary and Confidential. © 2013 Anixter Inc. Global Capabilities with Local Presence 31 Strong/Mature Developing Supply Capabilities Global Capabilities • Technically trained sales force: 1,600+ • Supply Chain Solutions specialists: 60+ • Technology Solutions Group (TSG): 90 Local Presence • Presence in 50+ countries • Located in 250+ cities • Transact in 35+ currencies • Communicate in 30+ languages

Proprietary and Confidential. © 2013 Anixter Inc. Customized Supply Chain Solutions • Making a significant investment in people/resources • Executing on a global basis • Innovating with new product launches • Growing Supply Chain Solutions revenue as a percentage of business 32 Reduce risk and cost for our customers

Proprietary and Confidential. © 2013 Anixter Inc. Our Supply Chain Solutions 33 Visit anixter.com/investorday

Proprietary and Confidential. © 2013 Anixter Inc. 34 Anixter In Action – How We Are Different • Citywide Surveillance Visit anixter.com/investorday 34

Proprietary and Confidential. © 2013 Anixter Inc. Growth Engines • Relentless focus on growing our diverse markets – Communications infrastructure – Data center – Security – IBW • Growth enablers – Global execution – Superior technology expertise – Innovative Supply Chain Solutions – E-commerce Customers view us as a partner to help reduce their risks not just sell them products.> 35

Proprietary and Confidential. © 2013 Anixter Inc. Q&A SESSION 36

Proprietary and Confidential. © 2013 Anixter Inc. Booth Overview • Enterprise Cabling & Security Solutions  Bill Galvin  Steve Leatherwood  Randy Mortensen  Dawn Marks • Electrical and Electronic Wire & Cable  Giulio Berardesca  Bob Graham • OEM Supply  Ian Clarke  Marc Abbagnaro  Harmony Merwitz 37

Proprietary and Confidential. © 2013 Anixter Inc. INVESTOR DAY 2013 Giulio Berardesca Executive Vice President Electrical and Electronic Wire & Cable 38

Proprietary and Confidential. © 2013 Anixter Inc. Electrical and Electronic Wire & Cable Segment Overview 39 Unmatched global capabilities and go-to-market strategy Dedicated focus on two primary markets: Industrial and OEM Superior technical expertise Close partnerships with market-leading suppliers Supply chain solution experts Largest breadth of specialty Wire & Cable and support & supplies

Proprietary and Confidential. © 2013 Anixter Inc. W&C Review 40 W&C Sales $ b i l l i o n s • 5-year perspective on the business  Significant expansion outside of North America, leveraging existing footprint  Record sales growth driven by macro trends in energy, power generation, and natural resource extraction  Margin expansion reflects strong operating leverage in our model

Proprietary and Confidential. © 2013 Anixter Inc. Trends Driving Our Business 41 • Industrial – Energy, power generation, natural resources – Complex/multi-national supply chain management – Strong pipeline • OEM – Follow customer manufacturing requirements globally • Industrial Communication and Control – Process and discrete manufacturing

Proprietary and Confidential. © 2013 Anixter Inc. W&C Market: 3-Year Outlook* 42 G r o w t h Revenue Core Industrial ICC OEM ICC Core Industrial OEM *This chart is representative and directional only

Proprietary and Confidential. © 2013 Anixter Inc. 43 Industrial Communication and Control Electrical Cable 52% Industrial Components 9% Communication Cable 13% Infrastructure Products 25% $117 million 1H 13 up 18% vs. 1H 12 Sales 2012 Product Mix 23% CAGR Value-Add 1% $ m i l l i o n s

Proprietary and Confidential. © 2013 Anixter Inc. Industrial Communication and Control Products 44 Visit anixter.com/investorday

Proprietary and Confidential. © 2013 Anixter Inc. W&C Market Opportunity 45 Sources: 1. 2. & 3. Anixter internal estimates • Worldwide Wire & Cable market: ~$150 billion1 • Accessible market available through distribution: ~$75 billion2 • 2012 Anixter Wire & Cable revenue: $2.1 billion • 1H 2013 Anixter Wire & Cable revenue: $1 billion Worldwide Wire & Cable Market3

Proprietary and Confidential. © 2013 Anixter Inc. W&C Products • Electrical wire and cable - Low-voltage, instrumentation, control and power cable - Medium-voltage, power, mining, portable cord, specialty cable • Electronic wire and cable - Sound, security and fire alarm - Automotive, military and OEM hook-up and lead wire - Commercial and pro A/V cabling and connectors • Support and supplies - Cable tray, connectors, enclosures, grounding, cable management, raceway, tools • Industrial Communication and Control - Managed Ethernet switches, protocol and media converters, passive components, wireless and connectors 46

Proprietary and Confidential. © 2013 Anixter Inc. W&C Industrial Customer Verticals 47 Oil, Gas and Petrochemical Power Industrial Pulp and Paper Contractors Water and Wastewater Treatment Engineering, Procurement and Construction (EPC) Solar Panel Mining

Proprietary and Confidential. © 2013 Anixter Inc. W&C OEM Customer Verticals 48 Audio/Video (A/V) Automotive Industrial Medical Transit Government Communications Panel Shop Consumer Goods

Proprietary and Confidential. © 2013 Anixter Inc. Strong/Mature Developing Supply Capabilities Global Capabilities with Local Presence 49 Global Capabilities • Technically trained sales force: 750+ • Supply Chain Solutions specialists: 60+ • Engineers: 8 Local Presence • Presence in 30+ countries • Located in 135+ cities • Transact in 25+ currencies • Communicate in 15+ languages

Proprietary and Confidential. © 2013 Anixter Inc. Customized Supply Chain Solutions for Industrial Cable 50 Anixter delivers all of these services to a world-class standard globally.> Supply Chain Solutions Contractor Services/PARAPULL Engineering and Technical Support/Compliance Complex Cable Management

Proprietary and Confidential. © 2013 Anixter Inc. Customized Supply Chain Solutions for OEM 51 Products Product Enhancement Services Supply Chain Solutions Compliance Engineering and Technical Support Anixter delivers all of these services to a world-class standard globally.>

Proprietary and Confidential. © 2013 Anixter Inc. Technical Expertise • Engineering resources – Installation recommendations – Assist in codes and standards compliance – Assist in design of custom cables for demanding applications – Cable sizing to meet environmental and load conditions – Cable fault analysis • The Infrastructure Solutions LabSM – Demonstration of end-to-end solutions – Performance and integrity testing – Proof-of-concept 52

Proprietary and Confidential. © 2013 Anixter Inc. • Engineering Services • Cable Management • Value-added Services 53 Anixter In Action – How We Are Different Visit anixter.com/investorday 53

Proprietary and Confidential. © 2013 Anixter Inc. Growth Engines • Relentless focus on growth markets – Emerging markets – Robust global industrial project pipeline – Industrial Communication and Control – Global and complex accounts • Unique and compelling value proposition – Global supply chain/cable management programs: flexible and tailored to W&C – Specialization: technical services for both industrial and OEM verticals – Primary channel to market for industry- leading manufacturers 54 All to support customers everywhere in the world.>

Proprietary and Confidential. © 2013 Anixter Inc. INVESTOR DAY 2013 Ian Clarke Executive Vice President OEM Supply 55

Proprietary and Confidential. © 2013 Anixter Inc. OEM Supply Segment Overview 56 $900+ million revenue in 2012 14 billion components from 225,000 SKUs delivered in 2012 Unmatched global capabilities and go-to-market strategy Superior technical expertise Supply chain solution experts Close partnerships with market-leading suppliers

Proprietary and Confidential. © 2013 Anixter Inc. Improvement Score Card • Senior management changes • Laser focus on business improvements – Accelerated sales growth – Reduced operating expense – Improved inventory turns • Performance indicators – 6% sequential growth sales volume per shipping day – 9% YTD operating expense reduction – 22% improvement in inventory turns from 2H 2012 to 1H 2013 57

Proprietary and Confidential. © 2013 Anixter Inc. OEM Supply Review 58 • Second straight quarter of sequential margin improvement • 1H 2013 operating margin reflects improvement following actions taken in 2012 • Total sales continue to accelerate driven by the expected ramp up in heavy truck and European recovery • EMEA region delivered year over year sales growth driven by organic growth and new business wins 44%49% 7% 1H 13 OEM Supply Sales Mix North America EMEA Emerging Markets $0.3 $0.4 $0.5 $0.5 $0.5 $0.3 $0.4 $0.5 $0.4$0.6 $0.8 $1.0 $0.9 $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 2009 2010 2011 2012 1H 13 1st Half 2nd Half OEM Supply Sales $ b i l l i o n s

Proprietary and Confidential. © 2013 Anixter Inc. Global Capabilities with Local Presence 59 Strong/Mature Developing Global Capabilities • Total employees: 1,800+ • Technically trained sales force: 170+ • Customer service experts: 80+ • Application engineers: 25+ • Quality engineers: 150+ • Manufacturing staff: 80+ Local Presence • Presence in 12 countries • Distribution centers: 70+ • Quality labs worldwide: 12 • Located in 100+ cities • Transact in 20+ currencies • Communicate in 15+ languages

Proprietary and Confidential. © 2013 Anixter Inc. Supply Chain: Total Cost of Acquisition 60 Finance Logistics Engineering Inventory Management Vendor Management Fastener Cost 25% Anixter partners with our customers to lower their risks and costs throughout the supply chain

Proprietary and Confidential. © 2013 Anixter Inc. Customer Value Proposition • Global capabilities with local presence • Customized supply chain solutions – Experts at managing complexity – Purchasing leverage • $700+ million • Technical expertise – Quality driven • 12 Quality Labs worldwide • Market-leading parts per million – Engineering focus • Virtual Engineer – Manufacturing expertise • $3.1 million new investment 15% 19% 61

Proprietary and Confidential. © 2013 Anixter Inc. Diverse Customer Markets 62 Heavy Truck and Bus Established Powertrain Agriculture Luxury Car Healthcare Developing Lawn and Garden Transportation Semiconductor

Proprietary and Confidential. © 2013 Anixter Inc. Strong Customer Brands 63

Proprietary and Confidential. © 2013 Anixter Inc. Unmatched Capabilities › • Uncompromising Quality • Engineering Expertise • Direct Line Feed • Reducing Complexity Worldwide Visit anixter.com/investorday

Proprietary and Confidential. © 2013 Anixter Inc. • 20-year relationship • Supply products to 7 brands, across 4 markets • $58 million in 2012 sales • 74 sites across12 countries • 5,500+ SKUs • 850+ vendors • 50+ dedicated Anixter employees Customized Supply Chain: Case Study 65

Proprietary and Confidential. © 2013 Anixter Inc. Technical Expertise: Quality 66 • Internationally accredited laboratories worldwide from TS16949 to VDA 6.2 • State-of-the-art equipment • 100% audit approval by all major customers • Best-in-class parts per million defect levels A cornerstone differentiator

Proprietary and Confidential. © 2013 Anixter Inc. Technical Expertise: Engineering 12% 15% 19% Fastener Cost Vendor Management Inventory Management Engineering Logistics Finance 67 • Project  Launch of a new excavator • Challenge  Reduce the total cost of acquisition of fasteners • Anixter solution  To engineer an integrated solution that reduces part numbers, steps in the process and working capital, while creating cost savings • Results  Decreased fastener part count by 67%  Reduced assembly time 80–241 minutes per excavator  Saved an estimated $80–$230 per machine  Achieved Supplier of the Year Award for 2012

Proprietary and Confidential. © 2013 Anixter Inc. Global Market Opportunity* *Source: Freedonia 2012 2016 Estimate $44.2B 0.1% New Entry 2013 Total $33.7B Emerging Markets $14.9B EMEA $11.1B North America $7.7B 3.6% Current Share 5.9% Current Share 68 USA EU Turkey UK India China Singapore Mexico Emerging Markets $21.6B EMEA $13.2B North America $9.4B Canada Brazil

Proprietary and Confidential. © 2013 Anixter Inc. • Geographic expansion • Organic growth of existing markets • Market sector diversification • Supplier partnerships • One Anixter Trends and Strategies for Growth 69 Anixter has strategies in place to grow existing and to expand into new verticals – globally 1

Proprietary and Confidential. © 2013 Anixter Inc. INVESTOR DAY 2013 Ted Dosch Executive Vice President Finance & Chief Financial Officer 70

Proprietary and Confidential. © 2013 Anixter Inc. Agenda • Overview of the business • Financial performance overview • Value creation drivers • Long-term financial opportunities • Shareholder value proposition 71

Proprietary and Confidential. © 2013 Anixter Inc. Segment Sales Mix: 2009 and 1H 2013 72

Proprietary and Confidential. © 2013 Anixter Inc. Geographic Sales Mix: 2009 and 1H 2013 73 North America EMEA Emerging Markets North America EMEA Emerging Markets

Proprietary and Confidential. © 2013 Anixter Inc. Segment Operating Income Mix: 2009 and 1H 2013 2009 FY Operating Income* 74 1H 13 Operating Income Mix * Adjusted for unusual items. See appendix for further details regarding non-GAAP measures. 67% 43% -10% 100% 46% 48% 6% 100% $ m i l l i o n s $ m i l l i o n s

Proprietary and Confidential. © 2013 Anixter Inc. First Half and Full Year Sales 75 Sales $ b i l l i o n s $4.8 $5.3 $6.1 $6.3

Proprietary and Confidential. © 2013 Anixter Inc. 22.5% 22.9% 22.9% 22.5% 22.6% $2.37 $3.43 $4.00 $3.61 $3.42 $2.00 $3.00 $4.00 $5.00 $6.00 20% 21% 22% 23% 24% 25% 2009 2010 2011 2012 1H 13 Average Copper Cost ($ per pound)*Gross Profit Margin Effective Margin Management Despite Copper Cost Volatility 76 * Source: Metalprices.com

Proprietary and Confidential. © 2013 Anixter Inc. Adjusted Operating Margin and Adjusted EPS* *Adjusted operating margin and adjusted EPS (diluted earnings per share from continuing operations) exclude special items outlined in the company’s earnings releases for the applicable periods. See appendix for further details regarding these non-GAAP measures. 77 $0.84 $1.47 $2.56 $2.65 $2.66$1.05 $2.11 $2.93 $2.77 $1.89 $3.58 $5.49 $5.42 4.1% 5.1% 6.0% 5.7% 5.4% 0% 1% 2% 3% 4% 5% 6% 7% $0 $1 $2 $3 $4 $5 $6 2009 2010 2011 2012 2013 1st Half 2nd Half Adj Op Margin

Proprietary and Confidential. © 2013 Anixter Inc. Adjusted Operating Margin Trends by Segment* 2009 2010 2011 2012 1H 2013 ECS 4.8% 5.5% 5.8% 5.2% 4.9% W&C 6.0% 6.4% 8.3% 8.3% 7.6% OEM Supply -2.9% 0.4% 2.0% 1.5% 2.3% 78 *See appendix for further details regarding these non-GAAP measures.

Proprietary and Confidential. © 2013 Anixter Inc. Long-Term Value Creation Drivers • Consistent sales and profitability growth • Robust cost management • Strong operating leverage • Effective working capital management • Significant free cash flow • Disciplined capital allocation 79 Anixter creates long-term value through sales growth, operating leverage and disciplined capital management

Proprietary and Confidential. © 2013 Anixter Inc. -30% -10% 10% 30% 50% -$100 $0 $100 $200 $300 $400 $500 Performance Over the Business Cycle Cash Flow* Adjusted Operating Profit** Sales Growth Over Prior Year Fiscal Year $ m i l l i o n s *Net cash provided by (used in) operating activities less capital expenditures. **Adjusted operating profit from continuing operations excludes special items outlined in the company’s earnings releases for the applicable periods. See appendix for further details regarding these non-GAAP measures. 80

Proprietary and Confidential. © 2013 Anixter Inc. Cash Flow $441 $195 $144 $142 $59 $112 $0 $75 $150 $225 $300 $375 $450 2009 2010 2011 2012 1H 2012 1H 2013 Cash Flow from Operations 81 $ m i l l i o n s

Proprietary and Confidential. © 2013 Anixter Inc. Efficient Working Capital Management Anixter has opportunities to improve profitability and cash flow through continued focus on working capital management 82 Working capital, as a percentage of sales % % % % % % %

Proprietary and Confidential. © 2013 Anixter Inc. Disciplined and Prudent Capital Allocation Total cash from operations $1,047 Proceeds from sale of Aerospace business $144 Total cash available for capital allocation $1,191 Acquisitions $(271) Debt decrease, net $(39) Capital expenditures $(135) Total debt reduction and business investment 37% of total: $(445) Share repurchases $(348) Special dividends $(265) Equity reduction – convertible retirement $(133) Total return of capital to shareholders 63% of total: $(746) 5-Year Summary (2008-2012) In the last 5 years Anixter returned $746 million to shareholders, representing 63% of available cash 83 $ millions

Proprietary and Confidential. © 2013 Anixter Inc. Consistent Return of Capital to Shareholders 2008 2009 2010 2011 2012 Totals Share Repurchases $105 $35 $41 $108 $59 $348 Special Dividends – – $114 – $151 $265 Equity Reduction: Convertible Retirement – $34 $54 $45 – $133 Total $105 $69 $209 $153 $210 $746 $ millions 84 Anixter consistently and opportunistically returns value to shareholders

Proprietary and Confidential. © 2013 Anixter Inc. Go-Forward Use of Cash Priorities • Organic growth  Support mature markets  Accelerate growth in newer markets • Strategic acquisitions  Enhance geographic segment position  Expand product lines and service offerings • Opportunistic return of value to shareholders  Share repurchases  Special dividends 85

Proprietary and Confidential. © 2013 Anixter Inc. Business Environment Expectations • Tailwinds  North America ECS  Global security  Emerging markets  OEM Supply – heavy truck production  Low interest rates • Potential Headwinds  Copper pricing  Foreign exchange  European economic volatility  Global uncertainty 2H 13 Performance Outlook • Organic sales growth Mid-single digits • Operating profit leverage Mid-to-high single digits 86

Proprietary and Confidential. © 2013 Anixter Inc. Long-Term Annual Organic Sales Growth Goal 87 1-2% Segment Penetration and Global Expansion 6-8% Long-Term Organic Growth Rate 87 Strategic Growth Engines 1) Security 2) Emerging markets 3) E-commerce 4) ICC 5) IBW 2-3% Global GDP ~1% Market Share Gains ~2% Product Line and Service Offering Extension

ANIXTER

Organic Growth Strategies and Drivers

	Market Share Gains ~1%	Product Line and Service Offering Expansion ~2%	Segment Penetration and Global Expansion 1-2%
ECS	Multi-tenant data centers	In-Building Wireless (IBW)	• Saudi Arabia • North Africa
W&C	Global industrial projects	Industrial Communication and Control	• Saudi Arabia • North Africa • Latin America • Asia
OEM Supply	New customers/ new vertical markets	Additional part sets with existing customers	• Global expansion with existing MNCs • Customer diversification
One Anixter	E-commerce	Global security	

Proprietary and Confidential. © 2013 Anixter Inc.

LOWER COST & COMPLEXITY › DECREASE RISK › INCREASE VALUE

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Proprietary and Confidential. © 2013 Anixter Inc. Long-Term Financial Goals Financial Metric Goal Organic sales growth* 6 - 8% Operating margin 6.5 – 6.75% Operating leverage Mid-to-high single digits Working capital as a % of sales 22 - 23% Debt-to-capital ratio 45 - 50% 89 *Organic sales excludes the impact of foreign exchange, copper and acquisitions

Proprietary and Confidential. © 2013 Anixter Inc. Creating Shareholder Value • Leading position in attractive markets • Differentiated and value-added offering • Highly specialized and globally scalable business model • Strategies in place to drive sustainable growth • Financially strong and capital efficient 90 Total Shareholder Return: Anixter versus S&P 500 each period through July 31, 2013 Anixter S&P 1-Year 46% 22% 3-Year CAGR 31% 15% 5-Year CAGR 10% 6%

Proprietary and Confidential. © 2013 Anixter Inc. 91 Q&A SESSION

Proprietary and Confidential. © 2013 Anixter Inc. Appendix 92

Proprietary and Confidential. © 2013 Anixter Inc. Appendix • Appendix I – Acronyms and Definitions • Appendix II – Consolidated Adjusted Operating Profit • Appendix III – Adjusted Operating Profit by Segment • Appendix IV – Non-GAAP Earnings Per Share 93

Proprietary and Confidential. © 2013 Anixter Inc. Appendix I – Acronyms • Acronyms – 1H – First half – 2H – Second half – A/V - Audio/Video – AXE – Anixter International Inc. – CAGR – Compounded annual growth rate – Cap ex – Capital expenditures – ECS – Enterprise Cabling and Security Solutions – EMEA – Europe, the Middle East and Africa – EPC – Engineering Procurement Construction – EPS – Diluted earnings per share, continuing operations – EVP – Executive Vice President – FY – Fiscal year - GAAP – Generally Accepted Accounting Principles - GDP – Gross domestic product - IBW – In-Building Wireless - ICC – Industrial Communication and Control - JIT – Just in Time - MNC – Multinational corporation - MRO – Maintenance, repair and overhaul - OEM – Original Equipment Manufacturer - RFQ – Request for quotation - SKU – Stock keeping unit - TSG – Technology Solutions Group - TTM – Trailing twelve months - W&C – Electrical and Electronic Wire and Cable - YOY – Year-over-year - YTD – Year-to-date 94

Proprietary and Confidential. © 2013 Anixter Inc. Appendix I – Definitions • Definitions – Total operating margin is defined as operating income as a percentage of total sales – Operating profit leverage is defined as the change in adjusted operating profit over the change in sales – Gross profit pull through is defined as the change in adjusted operating profit over the change in adjusted gross profit – Gross profit margin is defined as gross profit as a percentage of total sales – Cash flow is defined as net cash provided by (used in) operating activities less capital expenditures – Cash flow from operations is defined as total cash provided from operating activities – Working capital is defined as total current assets less total current liabilities – Working capital as a % of sales is the average of quarter end working capital balances divided by annualized sales – Inventory turnover is defined as the annualized cost of goods sold divided by the average inventory balance 95

Proprietary and Confidential. © 2013 Anixter Inc. Appendix II – Consolidated Adjusted Operating Profit 96 All periods are restated for the 2011 divestiture of Aerospace. Adjustments to operating profit are further described in the Company’s earnings releases and SEC filings for the applicable periods.

Proprietary and Confidential. © 2013 Anixter Inc. Appendix III – Adjusted Operating Profit by Segment 97 All periods are restated for the 2011 divestiture of Aerospace. Adjustments to operating profit are further described in the Company’s earnings releases and SEC filings for the applicable periods. In 2009 and 2012, the Company also recorded goodwill impairment charges in corporate of $100.0 million and $10.8 million, respectively, associated with a former European reporting unit.

Proprietary and Confidential. © 2013 Anixter Inc. Appendix IV – Non-GAAP Earnings Per Share 98 All periods are restated for the 2011 divestiture of Aerospace. Adjustments to operating profit are further described in the Company’s earnings releases and SEC filings for the applicable periods.

Proprietary and Confidential. © 2013 Anixter Inc. Anixter Biographies 99

Proprietary and Confidential. © 2013 Anixter Inc. Anixter Biographies Bob Eck President and Chief Executive Officer Anixter International Inc. Bob Eck joined Anixter in 1989 and was named President and Chief Executive Officer in 2008. Prior to that, he held various positions including Chief Operating Officer, Executive Vice President of Enterprise Cabling and Security Solutions, Senior Vice President of Supply Chain Solutions and Regional Vice President of Sales. Bob graduated from Marquette University in 1980, and he holds a Bachelor’s degree in economics. Since May 2011, he has served on the Board of Directors for Ryder Systems Inc. 100

Proprietary and Confidential. © 2013 Anixter Inc. Anixter Biographies Ted Dosch Executive Vice President Finance and Chief Financial Officer Anixter International Inc. Ted Dosch has been the Executive Vice President of Finance and Chief Financial Officer at Anixter since July 2011. He was the Senior Vice President of Global Finance at Anixter from January 2009 to June 2011. Prior to joining Anixter, Ted held various positions at the Whirlpool Corporation from November 1999 to January 2009. These positions included CorporateVice President of Global Productivity, CFO for North America,Vice President of Maytag Integration, Corporate Controller and CFO of North America. 101

Proprietary and Confidential. © 2013 Anixter Inc. Anixter Biographies Bill Galvin Executive Vice President Global Enterprise Cabling & Security Solutions Bill Galvin is the Executive Vice President for Anixter’s global Enterprise Cabling and Security Solutions business. Since 2007, he has overseen the Global Accounts, Security Solutions and U.S. Federal Sales organizations as well as all field sales for Enterprise Cabling Solutions. Bill began his career with Anixter in 1984 and has held many positions in marketing and sales, including the Regional Vice President of Sales for the west coast. After moving to the corporate office in 2005, Bill held the position of Senior Vice President of the North American Enterprise Cabling Solutions business. 102

Proprietary and Confidential. © 2013 Anixter Inc. Anixter Biographies Giulio Berardesca Executive Vice President Electrical and Electronic Wire and Cable Giulio Berardesca is the Executive Vice President for Anixter’s Electrical and Electronic Wire and Cable division. Prior to this, Giulio was the Executive Vice President for Electrical and Electronic Wire and Cable in North America and EMEA from 2003 to 2012. During his 40 years at Anixter, Giulio has held numerous management positions in Canada and the U.S. Prior to coming to the U.S., Giulio was Vice President and General Manager for the Wire & Cable division in Canada. Past roles in Anixter include the Vice President and General Manager of Electrical and Electronic Wire and Cable in Canada, Vice President of Marketing for Canada, Location Manager and Purchasing. 103

Proprietary and Confidential. © 2013 Anixter Inc. Anixter Biographies Ian Clarke Executive Vice President OEM Supply Ian Clarke is the Executive Vice President of Fasteners. Ian first came to Anixter as the Director of Marketing for Fasteners in 2009. Prior to this role, Ian was the Managing Director of Caparo Atlas Fastenings, the Vice President of Marketing and Global Business Development for Timken, and the Managing Director of Timken Desford Tubes. During his career, Ian has maintained steady oversight on regional and global sales strategies. In 1997, Ian was presented with the Queens Award for Export at Buckingham Palace. Ian studied business and industrial management at Brooklyn College. 104